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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 2, 2001


                                    KB HOME
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                      1-9195                 95-3666267
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS EMPLOYER
       INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)


         10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA          90024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 231-4000



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events

     In press releases dated January 11, 2001 and February 2, 2001, KB HOME reported updated financial and other information about the company.



  Exhibit
  -------
     99.1      Press release dated January 11, 2001

     99.2      Press release dated February 2, 2001

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 2001

                                       KB HOME


                                       /s/ KIMBERLY N. KING
                                       -----------------------------------------
                                       Kimberly N. King
                                       Corporate Secretary and Director,
                                       Corporate Legal Affairs


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                                 EXHIBIT INDEX

  Exhibit No.
  -----------
    99.1      Press release dated January 11, 2001

    99.2      Press release dated February 2, 2001